UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Advent Claymore Convertible Securities and Income Fund Advent/Claymore Enhanced Growth & Income Fund Advent/Claymore Global Convertible Securities & Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
N/A
	(2)	Aggregate number of securities to which transaction applies:
N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction:
N/A
	(5)	Total fee paid:
N/A
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
N/A
	(2)	Form, Schedule or Registration Statement No.:
N/A
	(3)	Filing Party:
N/A
	(4)	Date Filed:
N/A

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND
INCOME FUND (NYSE: AVK)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES &
INCOME FUND (NYSE: AGC)
1065 Avenue of the Americas, 31st floor
New York, New York 10018

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on September 18, 2007

Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund ("AVK"), Advent/Claymore Enhanced Growth & Income Fund ("LCM") and Advent/Claymore Global Convertible Securities & Income Fund ("AGC") (collectively, the "Trusts") that the Joint Annual Meeting of Shareholders of the Trusts (the "Annual Meeting") will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on Tuesday, September 18, 2007, at 12:30 p.m. (Eastern time). The Annual Meeting is being held for the following purposes:

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

1.  For LCM, to elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified; and

2.  For AVK, to elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified; and

3.  For AGC, to elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified; and

4.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

The Board of each Trust has fixed the close of business on August 13, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

By order of the
Board of each Trust

/s/ Rodd Baxter

Rodd Baxter, Secretary of each Trust

New York, New York

August 21, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

(This page has been left blank intentionally)

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND
INCOME FUND (NYSE: AVK)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES &
INCOME FUND (NYSE: AGC)
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2007

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Joint Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 866.274.2227.

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of each Trust of proxies to be voted at the Joint Annual Meeting of Shareholders of the Trusts to be held on Tuesday, September 18, 2007, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on September 18, 2007, at 12:30 p.m. (Eastern time). This Proxy Statement and the enclosed proxy card(s) ("proxy") are first being sent to the Trusts' shareholders on or about August 23, 2007.

•  Why is a shareholder meeting being held?

Because the common shares of each Trust are listed on the New York Stock Exchange ("NYSE"), which requires each Trust to hold an annual meeting of shareholders.

•  What proposals (each a "Proposal," and collectively the "Proposals") will be voted on?

A. Shareholders of LCM are being asked to elect three nominees to the Board of LCM ("Proposal A").

B. Shareholders of AVK are being asked to elect three nominees to the Board of AVK ("Proposal B").

C. Shareholders of AGC are being asked to elect three nominees to the Board of AGC ("Proposal C").

•  Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.

•  Who is asking for your vote?

The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Tuesday, September 18, 2007, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting. The Notice of Joint Annual Meeting, the proxy and this Proxy Statement are being mailed on or about August 22, 2007.

•  How does the Board recommend that shareholders vote on the Proposals?

The Board unanimously recommends that you vote "for" each Proposal on which you are entitled to vote.

•  Who is eligible to vote?

Shareholders of record of LCM at the close of business on August 13, 2007, are entitled to be present and to vote on Proposal A at the Annual Meeting or any adjournment or postponement thereof. Shareholders of record of AVK at the close of business on August 13, 2007, are entitled to be present and to vote on Proposal B at the Annual Meeting or any adjournment or postponement thereof. Shareholders of record of AGC at the close of business on August 13, 2007, are entitled to be present and to vote on Proposal C at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on those Proposals on which holders of those shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at your proxy's discretion unless you specify otherwise in your proxy.

•  Why does this proxy statement list three closed-end funds?

The Trusts have at least one similar proposal and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that each Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by the other Trust if the Proposal is approved by the shareholders of that Trust.

•  How many shares of each Trust were outstanding as of the record date?

At the close of business on August 13, 2007, AVK had 23,531,321 common shares outstanding and 11,000 Auction Market Preferred Shares outstanding, LCM had 13,603,025 common shares outstanding and AGC had 31,811,140 common shares outstanding.

THE PROPOSALS: TO ELECT TRUSTEES

•  Who are the nominees for Trustee?

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK)

The Trustees of AVK are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees:

CLASS I TRUSTEES OF AVK

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AVK. They are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES OF AVK

-Mr. Michael A. Smart*, Mr. Ronald A. Nyberg* and Mr. Daniel L. Black are the Class II Trustees of AVK. It is currently anticipated that they will stand for re-election at the Trusts' 2008 joint annual meeting of shareholders.

CLASS III TRUSTEES OF AVK

-Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class III Trustees of AVK. It is currently anticipated that they will stand for re-election at the Trusts' 2009 joint annual meeting of shareholders.

  *  Designated as Trustees representing the Trust's preferred shareholders.

As indicated above, shareholders of AVK are being asked to elect the following three nominees as Trustees of AVK at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees. The holders of AVK's common shares and Auction Market Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees of AVK.

Each Class I Trustee of AVK, if elected, will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of AVK will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are currently Class I Trustees of AVK. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees named above. Each Class I Trustee of AVK has indicated that he has consented to serve as a Trustee of AVK if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)

The Trustees of LCM are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees as follows:

CLASS I TRUSTEES OF LCM

-Mr. Michael A. Smart, Mr. Ronald A. Nyberg and Mr. Daniel L. Black are the Class I Trustees of LCM. It is currently anticipated that they will stand for re-election at the Trusts' 2008 joint annual meeting of shareholders.

CLASS II TRUSTEES OF LCM

-Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class II Trustees of LCM. It is currently anticipated that they will stand for re-election at the Trusts' 2009 joint annual meeting of shareholders.

CLASS III TRUSTEES OF LCM

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees of LCM. They are standing for re-election at the Annual Meeting.

As indicated in the above table, shareholders are being asked to elect the following three Class III Trustees at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes. The holders of LCM's common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class III Trustees of LCM.

Each Class III Trustee of LCM, if elected, will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of LCM will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are currently Trustees of LCM. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class III Trustees of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class III Trustee of LCM named above. Each Class III Trustee of LCM has indicated that he has consented to serve as a Trustee of LCM if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND (AGC)

The Trustees of AGC are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees:

CLASS I TRUSTEES OF AGC

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AGC. They are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES OF AGC

-Mr. Michael A. Smart, Mr. Ronald A. Nyberg and Mr. Daniel L. Black are the Class II Trustees of AGC. It is currently anticipated that they will stand for re-election at the Trusts' 2008 joint annual meeting of shareholders.

CLASS III TRUSTEES OF AGC

-Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class III Trustees of AGC. It is currently anticipated that they will stand for re-election at the Trusts' 2009 joint annual meeting of shareholders.

As indicated above, shareholders of AGC are being asked to elect the following three nominees as Trustees of AGC at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees. The holders of AGC's common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees of AGC.

Each Class I Trustee of AGC, if elected, will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of AGC will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are currently Class I Trustees of AGC. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees named above. Each Class I Trustee of AGC has indicated that he has consented to serve as a Trustee of AGC if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. Except as indicated in the chart below, each individual has held the office shown or other offices in the same company since each of the Trusts commenced their respective operations. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of

(i) the Trust, (ii) AVK's investment advisor and LCM's and AGC's investment manager, Advent Capital Management, LLC ("Advent"), (iii) Claymore Securities, Inc., AVK's shareholder servicing agent or (iv) Claymore Advisors, LLC ("Claymore"), LCM's and AGC's investment advisor, and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the "Independent Trustees"). Mr. Randall C. Barnes and Mr. Daniel Black have served as Trustees of LCM and AVK since September 20, 2005. All other Trustees of LCM have served in such capacity since March 30, 2004 and all other Trustees of AVK have served in such capacity since March 27, 2003. All Trustees of AGC have served in such capacity since March 13, 2007 (the inception of AGC). AVK, LCM and AGC are the only registered funds in the Advent Claymore fund complex. The business address of each current Trustee and officer is c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

Trustees and Trustee Nominees

Name and Age	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INTERESTED TRUSTEES:

Tracy V. Maitland* Age: 47	Trustee, Chairman, President and Chief Executive Officer(1)	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

Nicholas Dalmaso* Age: 42	Trustee(1)	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). President and Secretary of Claymore Investments, Inc. (2004-present). Formerly, Assistant General Counsel, John Nuveen and Company Inc. (asset manager) (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	3	Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2; Dreman/Claymore Dividend & Income Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; Madison/Claymore Covered Call Fund; Fiduciary/Claymore MLP Opportunity Fund; Fiduciary/Claymore Dynamic Equity Fund; Old Mutual/Claymore Long-Short Fund; Claymore/Raymond James SB-1 Equity Fund; the Claymore Trust(3); the funds in the Claymore family of ETFs(4); and the funds advised and distributed by Claymore Investments, Inc. (Canada).(5)

INDEPENDENT TRUSTEES:

Derek Medina Age: 41	Trustee(1)	Vice President, Business Affairs and News Planning at ABC News from 2003-present. Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	3	Director of Young Scholars' Institute. Former Director of Episcopal Social Services.

(table continued from previous page)

Name and Age	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:

Ronald A. Nyberg Age: 54	Trustee(1)	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	3	Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2; Dreman/Claymore Dividend & Income Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; Madison/Claymore Covered Call Fund; Fiduciary/Claymore MLP Opportunity Fund; Fiduciary/Claymore Dynamic Equity Fund; Old Mutual/Claymore Long-Short Fund; Claymore/Raymond James SB-1 Equity Fund; the Claymore Trust (3); Claymore/ Guggenheim Strategic Opportunities Fund; and the funds in the Claymore family of ETFs.(4)

Gerald L. Seizert Age: 54	Trustee(1)	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm's hedge fund, Proper Associates, LLC from 2000-present. Formerly Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Former Director of Loomis, Sayles and Co., L.P.

Michael A. Smart Age: 47	Trustee(1)	Managing Partner, Cordova, Smart & Williams LLC, a private equity firm (2003-Present). Principal Advisor, First Atlantic Capital Ltd., a private equity firm (2001-2005). Managing Director, The Private Equity Group (1995-2001); Vice President, Corporate Finance (1992-1995) Merrill Lynch & Co. Founding Partner, The Carpediem Group, a private placement firm (1991-1992). Associate, Mergers & Acquisitions, Dillon, Read and Co. (investment bank) (1988-1990).	3	Director, Country Pure Foods, Chairman, Berkshire Blanket, Inc., President and Chairman, Sqwincher Holdings, Inc.

Daniel L. Black Age: 47	Trustee(2)	Partner, The Wicks Group of Companies, LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Company, Inc. (1998-2003).	3	Former Trustee, Bank Street College of Education; Penn Foster Education Group, Inc.

(table continued from previous page)

Name and Age	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:

Randall C. Barnes Age: 55	Trustee(2)	Investor (2001-present). Formerly, Senior Vice President and Treasurer (1993-1997) and President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	3	Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Madison/Claymore Covered Call Fund; Fiduciary/Claymore MLP Opportunity Fund; Fiduciary/Claymore Dynamic Equity Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; Old Mutual/Claymore Long-Short Fund; Claymore/Raymond James SB-1 Equity Fund; the Claymore Trust(3); the funds in the Claymore family of ETFs(4); and the funds advised and distributed by Claymore Investments, Inc. (Canada).(5) Director, Lykes Bros.

  *  "Interested person" of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent. Mr. Dalmaso in an interested person due to his relationship with the Claymore entities that serve as LCM's and AGC's investment advisor and AVK's shareholder servicing agent.

  (1)  Trustee since commencement of operation of each Trust. After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

  (2)  Trustee of AVK and LCM since September 20, 2005. Trustee of AGC since commencement of AGC's operations. After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the Class of Trustees for which he serves.

  (3)  A trust comprising one open-end investment company.

  (4)  The Claymore family of ETFs includes 29 ETFs.

  (5)  Claymore Investments, Inc. distributed and advises six closed-end funds and 14 ETFs in Canada.

Executive Officers

OFFICERS: Name and Age	Title	Principal Occupation During the Past Five Years
F. Barry Nelson Age: 64	Vice President and Assistant Secretary of AVK, Vice President of LCM and AGC	Advent Capital Management, LLC: Senior Vice President, Co-Portfolio Manager and Research Director, June 2001 to present. Prior to June 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Rodd Baxter Age: 57	Secretary and Chief Compliance Officer of AVK, LCM and AGC	Advent Capital Management, LLC: General Counsel—Legal, 2002 to present; SG Cowen Securities Corporation: Director and Senior Counsel, 1998-2002.

Robert White Age: 42	Treasurer and Chief Financial Officer of AVK, LCM and AGC	Chief Financial Officer, Advent Capital Management, LLC, July 2005 to present. Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage, 1997-2005.

Steven M. Hill Age: 42	Assistant Treasurer of LCM and AGC	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. Previously, Chief Financial Officer (2005-2006) of Claymore Group Inc., Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

•  Does the Board have any committees?

Yes. The Trustees have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee

Each Trust has an Audit Committee, composed of certain of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for the applicable Trust and reviewing accounting matters with the accountants.

The Audit Committees of AVK and LCM present the following report:

The Audit Committees of AVK and LCM performed the following functions: (i) each Audit Committee reviewed and discussed the audited financial statements of AVK and LCM with management of AVK and LCM, respectively, (ii) each Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors' independence and (iv) each Audit Committee recommended to the Board of Trustees of AVK and LCM, respectively, that the financial statements be included in each of AVK's and LCM's Annual Report for the past fiscal year.

The Audit Committee of each Trust is governed by a written charter. AVK's Board approved its charter on March 27, 2003, LCM's Board approved its charter on March 30, 2004 and AGC's Board approved its charter on March 13, 2007.

The members of the Audit Committee of each Trust are Messrs. Seizert, Smart, Barnes and Black, all of whom are Independent Trustees. The Board of each Trust has determined that all of the members of the Audit Committees are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to each Trust.

The Audit Committee Charter of the Trusts is not available on the Trusts' website. It was attached as an appendix to the 2005 proxy statement of AVK and LCM.

Nominating and Governance Committee

The Board of each Trust has a Nominating and Governance Committee, which performs the functions set forth in the Joint Nominating and Governance Committee Charter of the Trusts. The Nominating and Governance Committee is composed of all of the Independent Trustees. Each Trust's Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

  -  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

  -  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the applicable Trust's Secretary, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders. The Nominating and Governance Committee believes that the minimum qualifications for serving as a Trustee of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

The Joint Nominating and Governance Committee Charter of the Trusts was approved by the Boards of AVK and LCM on December 12, 2006 and by the Board of AGC on March 13, 2007 and is attached hereto as Exhibit A.

•  Do the Trusts have a policy with respect to the attendance of Trustees at the Annual Meeting?

It is the Trusts' policy to encourage Trustees to attend annual meetings. At the joint annual meeting of AVK and LCM held on September 19, 2006, all Trustees attended in person.

•  How can the Trusts' shareholders send communications to the Trustees?

Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

•  How large a stake do the Trustees have in the Trusts?

As of August 13, 2007, the Trustees owned shares of common stock of the Trusts in the following amounts:

Name of Trustee or Trustee Nominee	Dollar Range of Equity Securities in AVK	Dollar Range of Equity Securities in LCM	Dollar Range of Equity Securities in AGC	Aggregate Dollar Range of Equity Securities Overseen by Trustees in Family of Registered Investment Companies(*)
Tracy V. Maitland	over $100,000	$50,001-$100,000	$50,001-$100,000	over $100,000
Nicholas Dalmaso	0	0	0	0
Derek Medina	$1-$10,000	$1-$10,000	0	$1-$10,000
Ronald A. Nyberg	$10,001-$50,000	$10,001-$50,000	0	$10,001-$50,000
Gerald L. Seizert	over $100,000	$10,001-$50,000	0	over $100,000
Michael A. Smart	$10,001-$50,000	0	0	$10,001-$50,000
Daniel Black	$10,001-$50,000	$10,001-$50,000	$10,0001-$50,000	over $100,000
Randall C. Barnes	$50,001-$100,000	over $100,000	0	over $100,000

  *  The "family of registered investment companies" includes only the Trusts.

As of August 13, 2007, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.

•  How often do the trustees meet?

Four meetings of the Board of LCM were held during its last fiscal year between November 1, 2005 and October 31, 2006. Four meetings of the Board of AVK were held during its last fiscal year between November 1, 2005 and October 31, 2006. AGC was organized on March 13, 2007 and accordingly the Board of AGC and the committees thereof did not meet prior to October 31, 2006.

Two meetings of the Audit Committee of LCM were held during its last fiscal year between November 1, 2005 and October 31, 2006. Two meetings of the Audit Committee of AVK were held during its last fiscal year between November 1, 2005 and October 31, 2006.

Each Trustee of LCM attended at least 75% of the aggregate of: (i) all regular meetings of the Board of LCM held during the period from November 1, 2005 through October 31, 2006; and (ii) all meetings of all committees of the Board of LCM on which the Trustee served held during the period from November 1, 2005 through October 31, 2006.

Each Trustee of AVK attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AVK held during the period from November 1, 2005 through October 31, 2006; and (ii) all meetings of all committees of the Board of AVK on which the Trustee served held during the period from November 1, 2005 through October 31, 2006.

•  What are the trustees paid for their services?

The following table provides information regarding the compensation of the Trusts' Trustees. This table assumes that each Trust had a full fiscal year of operations:

Name of Board Member	Compensation From AVK	Compensation From LCM	Compensation From AGC	Total Compensation From the Fund Complex
Tracy V. Maitland	0	0	0	0
Nicholas Dalmaso	0	0	0	0
Derek Medina	$22,500	$22,500	$22,500	$67,500
Ronald A. Nyberg	$24,000	$24,000	$24,000	$72,000
Gerald L. Seizert	$24,000	$24,000	$24,000	$72,000
Michael A. Smart	$22,500	$22,500	$22,500	$67,500
Daniel Black	$22,500	$22,500	$22,500	$67,500
Randall C. Barnes	$22,500	$22,500	$22,500	$67,500

THE BOARDS OF THE TRUSTS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

Further Information About Voting and the Annual Meeting

The cost of soliciting proxies will be borne by each Trust in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of all of the Trusts. In addition, certain officers, trustees, directors and employees of the Trust, Advent and Claymore (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

The affirmative vote of a majority of the shares present for each Trust at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the applicable Proposals is present) is necessary to approve the Proposal for each respective Trust.

Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Meeting and will not affect the result of the vote on the Proposals.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

The Board of each Trust has fixed the close of business on August 13, 2007 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Investment Advisor and Investment Manager

Advent Capital Management, LLC acts as AVK's investment advisor and LCM's and AGC's investment manager. Advent is responsible for making investment decisions with respect to the investment of the Trusts' assets. Advent is located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018. As of June 30, 2007, Advent had approximately $4 billion in assets under management.

Claymore Advisors, LLC acts as LCM's and AGC's investment advisor. Claymore is responsible for monitoring the investment decisions with respect to the investment of LCM's and AGC's assets by Advent. Claymore is located at 2455 Corporate West Drive, Lisle, IL 60532. As of June 30, 2007, Claymore entities have provided supervision, management, servicing or distribution on approximately $18 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds.

Independent Auditors

PricewaterhouseCoopers LLP ("PWC") has been selected as the Trusts' independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during the fiscal year for AVK and LCM ended in 2006 and the fiscal years of each of the Trusts ending in 2007. The Trust does not know of any direct or indirect financial interest of PWC in the Trusts.

Representatives of PWC will attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Administrator

The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Trusts' administrator.

Audit Fees

The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2004 through October 31, 2005 were $70,000. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2005 through October 31, 2006 were $70,000.

The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's annual financial statements for the period from November 1, 2004 through October 31, 2005 were $80,000. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's financial statements for November 1, 2005 through October 31, 2006 were $80,000.

AGC was organized on March 13, 2007 and accordingly no fees were billed to AGC by PWC prior to October 31, 2006.

Audit-Related Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2004 through October 31, 2005 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $15,000 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2005 through October 31, 2006 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $15,000 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares.

The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2004 through October 31, 2005 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2005 through October 31, 2006 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0. PWC did not perform any other assurance and related services that were required to be approved by either Trust's Audit Committee for such period.

AGC was organized on March 13, 2007 and accordingly no fees were billed to AGC by PWC prior to October 13, 2006.

Tax Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2004 through October 31, 2005 for professional services rendered for tax compliance, tax advice, and tax planning were $8,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns). The aggregate fees billed by PWC and approved by the

Audit Committee of AVK for the period from November 1, 2005 through October 31, 2006 for professional services rendered for tax compliance, tax advice, and tax planning were $12,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns).

The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2004 through October 31, 2005 for professional services rendered for tax compliance, tax advice, and tax planning were $8,500 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2005 through October 31, 2006 for professional services rendered for tax compliance, tax advice, and tax planning were $12,500. PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts' Audit Committee for such period.

AGC was organized on March 13, 2007 and accordingly no tax fees were billed to AGC by PWC prior to October 13, 2006.

All Other Fees

None of the Trusts paid PWC for services other than those described above during the last two fiscal years (or periods).

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PWC from November 1, 2004 through October 31, 2005 for services rendered to AVK were $23,500.

The aggregate non-audit fees billed by PWC from November 1, 2005 to October 31, 2006 for services rendered to AVK were $27,500.

The aggregate non-audit fees billed by PWC from November 1, 2004 through October 31, 2005 for services rendered to LCM were $8,500.

The aggregate non-audit fees billed by PWC from November 1, 2005 through October 31, 2006 for services rendered to LCM were $0.

The aggregate non-audit fees billed by PWC for the period from November 1, 2004 to October 31, 2005 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $7,500.

In addition, the aggregate non-audit fees billed by PWC for the period from November 1, 2005 through October 31, 2006 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $10,000.

The aggregate non-audit fees billed by PWC for the period from November 1, 2004 through October 31, 2005 for services rendered to Claymore, or any entity controlling, controlled by or under common control with Claymore that provides ongoing services to LCM were $0.

The aggregate non-audit fees billed by PWC for the period from November 1, 2005 through October 31, 2006 for services rendered to Claymore, or any entity controlling, controlled by, or under common control with Claymore that provides ongoing services to LCM were $0.

AGC was organized on March 13, 2007 and accordingly no non-audit fees were billed to AGC by PWC prior to October 13, 2006.

Audit Committee's Pre-Approval Policies and Procedures

On June 19, 2003, the Audit Committee of AVK adopted Pre-Approval Policies and Procedures. On March 30, 2004, the Audit Committee of LCM adopted Pre-Approval Policies and Procedures. On March 13, 2007, the Audit Committee of AGC adopted Pre-Approved Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee of the Trusts has pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Claymore, or any entity controlling, controlled by, or under common control with Advent or Claymore, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee of AVK has considered whether the provision of non-audit services that were rendered by PWC from March 27, 2003 to

October 31, 2006 to Advent or any entity controlling, controlled by, or under common control with Advent that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of AVK has made a determination that such non-audit services are compatible with maintaining PWC's independence. The Audit Committee of LCM has also considered whether the provision of non-audit services that were rendered by PWC from January 30, 2004 (inception of LCM) to October 31, 2006 to Advent or Claymore or any entity controlling, controlled by, or under common control with Advent or Claymore that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of LCM has made a determination that such non-audit services are compatible with maintaining PWC's independence. AGC was organized on March 13, 2007 and accordingly the Audit Committee of AGC did not pre-approve any services prior to October 31, 2006.

Advent and affiliates of Advent performing services for AVK and/or LCM paid no fees to PWC in either AVK'S or LCM's most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Shareholders

As of August 13, 2007, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of either Trust.

Financial Statements and Other Information

Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 866.274.2227 (toll free).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Trustees, certain officers of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trust's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE. Based upon each of AVK's and LCM's review of the copies of such forms effecting the Section 16 filings received by it, each of AVK and LCM believes that for its fiscal year ended in 2006, all filings applicable to such persons were completed and filed.

Privacy Principles of the Trusts

The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trusts restrict access to non-public personal information about their shareholders to employees of Advent and Claymore with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2008 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by a Trust at such Trust's principal executive offices by May 14, 2008. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than July 19, 2008.

Other Matters

The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ Tracy V. Maitland

Tracy V. Maitland
Chairman, Chief Executive Officer
and President of the Trusts

August 21, 2007

(This page has been left blank intentionally)

EXHIBIT A

ADVENT CLAYMORE CLOSED END FUNDS

Joint Nominating and Governance Committee Charter

There shall be a nominating and governance committee of the Board of Trustees, which shall be composed of all of the Trustees (the "Independent Trustees") who are not interested persons of any investment advisor to the investment companies in the above-named fund complex (each, a "Fund"). The general purposes of the Committee are to provide assistance to the Board of each Fund (1) in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Fund, (2) in selecting and nominating candidates for election to the Board, and (3) (a) in fulfilling its responsibility under Section 15(c) of the 1940 Act, as amended (the "1940 Act"), to consider the annual approval of the investment management and investment advisory arrangements for the Funds and (b) in considering the annual approval of any other contract which requires a similar consideration.

A.  Governance Responsibilities

The Committee's governance duties and responsibilities include the following:

•  To review the compensation of the Trustees periodically and to recommend any changes thereto to the Board;

•  To recommend to the Board policies governing the retirement of Trustees, and any changes to them;

•  To manage the process of conducting the annual self-assessment of the Board and the Committees thereof;

•  To recommend to the Board policies with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

•  To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

•  To coordinate, in consultation with each Committee of the Board, recommendations to the Board of persons to serve as Committee chair;

•  To review the allocation of assignments and functions to each of the Board's Committees and to recommend any changes to them, as well as changes to the Board's general Committee structure;

•  To review and evaluate its own performance on an annual basis at least annually;

•  To review and assess the adequacy of this Charter on an annual basis and propose any changes for approval by the Independent Trustees;

•  To request, review and evaluate the materials required to be provided by the investment manager and investment adviser of the Funds under Section 15(c) of the 1940 Act, and by any other service provider to the Funds, with respect to the Board's annual consideration of the Funds' management and advisory arrangements and any other Fund contracts required to be considered for approval annually by the Board, and to make recommendations to the Board with respect to such considerations.

B.  Identification and Evaluation of Potential Nominees

The committee will:

•  search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board,

•  review the qualifications of individuals recommended as potential nominees,

•  develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and

•  make recommendations to the full Board with respect to candidates for the Board.

The Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the

A-1

recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include:

•  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

•  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Committee and nominated by the Board.

The Committee believes that the minimum qualifications for serving as a Trustee of the Fund(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund(s). The Committee also seeks to have the Board represent a diversity of backgrounds and experience. In addition, in no event may a Trustee candidate be nominated if his or her term would commence after such candidate has attained the age of seventy-two (72) years.

The Committee may, if it so chooses, also review the Trustees subject to re-election.

C.  Meetings and Procedures

The Committee will meet at least annually and will call special meetings as circumstances may require. The Committee shall act by majority of its members present at a meeting, in person or by conference telephone, at which at least half of its members are present, in person or by conference telephone, or by written consent of a majority of its members.

The Committee is authorized to consult independent counsel and other service providers and to hire or engage experts or subscribe for or otherwise obtain information, at the Funds' expense, it considers useful in performing its responsibilities.

The Committee will cause to be maintained minutes of each of its meetings that it has approved and will provide copies of such minutes to the Board and the Funds.

A-2

(This page has been left blank intentionally)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
September 18, 2007

COMMON

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 18, 2007, at 12:30 P.M. EDT (the “Annual Meeting”).  The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.  THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date	, 2007

Signature	(Sign in the Box)

For joint registrations, both parties should sign.

cavk-jh-cmn

Please fill in a box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL	WITHHOLD
		nominees	AUTHORITY
1.	Election of Trustees:	except as	to vote
		marked to the	for all
	Class I Nominees:	contrary at	nominees.
left.
	(01) Mr. Gerald L. Seizert, (02) Mr. Derek Medina and (03) Mr. Randall C. Barnes		☐
☐

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

cavk-jh-cmn

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
September 18, 2007

PREFERRED

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 18, 2007, at 12:30 P.M. EDT (the “Annual Meeting”).  The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.  THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date	, 2007

Signature	(Sign in the Box)

For joint registrations, both parties should sign.

cavk-jh-aps

Please fill in a box as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL	WITHHOLD
		nominees	AUTHORITY
1.	Election of Trustees:	except as	to vote
		marked to the	for all
	Class I Nominees:	contrary at	nominees.
left.
	(01) Mr. Gerald L. Seizert, (02) Mr. Derek Medina and (03) Mr. Randall C. Barnes		☐
☐

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

cavk-jh-aps

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
Advent/Claymore Global Convertible Securities & Income Fund
Annual Meeting of Shareholders
September 18, 2007

The annual meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 18, 2007, at 12:30 P.M. EDT (the “Annual Meeting”).  The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.  THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date	, 2007

Signature	(Sign in the Box)

For joint registrations, both parties should sign.

CAGC-JH

Please fill in a box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL	WITHHOLD
		nominees	AUTHORITY
1.	Election of Trustees:	except as	to vote
		marked to the	for all
	Class I Nominees:	contrary at	nominees.
left.
	(01) Mr. Gerald L. Seizert, (02) Mr. Derek Medina and (03) Mr. Randall C. Barnes		☐
☐

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

CAGC-JH

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
Advent/Claymore Enhanced Growth & Income Fund
Annual Meeting of Shareholders
September 18, 2007

The annual meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 18, 2007, at 12:30 P.M. EDT (the “Annual Meeting”).  The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.  THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date	, 2007

Signature	(Sign in the Box)

For joint registrations, both parties should sign.

CLCM-JH

Please fill in a box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL	WITHHOLD
		nominees	AUTHORITY
1.	Election of Trustees:	except as	to vote
		marked to the	for all
	Class III Nominees:	contrary at	nominees.
left.
	(01) Mr. Gerald L. Seizert, (02) Mr. Derek Medina and (03) Mr. Randall C. Barnes		☐
☐

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

CLCM-JH